(Write-down) and Gain on Sale of Vessels and Vessel Held for Sale	6 Months Ended
Jun. 30, 2015
Discontinued Operations and Disposal Groups [Abstract]
(Write-down) and Gain on Sale of Vessels and Vessel Held for Sale
13.	(Write-down) and Gain on Sale of Vessels and Vessel Held for Sale

During the six months ended June 30, 2015, the carrying value of one of the Partnership’s 1992-built shuttle tankers was written down to its estimated fair value, using an appraised value. The write down was a result of the expected sale of the vessel. The Partnership’s consolidated statement of income (loss) for the six months ended June 30, 2015, includes a $1.7 million write-down related to this vessel. The write-down is included in the Partnership’s shuttle tanker segment. As at June 30, 2015, the Partnership has classified this vessel as held for sale on its consolidated balance sheet.

During the six months ended June 30, 2015, the carrying value of one of the Partnership’s 1999-built shuttle tankers was written down to its estimated fair value, using an appraised value. The write down was a result of a recent change in the operating plan of the vessel. The Partnership’s consolidated statement of income (loss) for the six months ended June 30, 2015, includes a $13.8 million write-down related to this vessel. The write-down is included in the Partnership’s shuttle tanker segment.

During the six months ended June 30, 2015, the Partnership sold a 1997-built shuttle tanker, the Navion Svenita, for net proceeds of $8.6 million. The Partnership’s consolidated statement of income (loss) for the six months ended June 30, 2015 includes a $1.6 million gain related to the sale of this vessel. This gain is included in the Partnership’s shuttle tanker segment.